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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934



Date of Report (Date of earliest event reported)     DECEMBER 21, 2000
                                                     -----------------


                          INSCI-STATEMENTS.COM, CORP.
                          ---------------------------
             (Exact name of Registrant as specified in its Charter)


                                    DELAWARE
                                    ---------
                 (State of other jurisdiction of incorporation)


1-12966                                           06-1302773
---------------------------------------           ----------
Commission File No.                               I.R.S. Employer Identification

TWO WESTBOROUGH BUSINESS PARK,
WESTBOROUGH, MA                                   01581
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Address of principal executive offices            Zip Code


(508) 870-4000
---------------------------------------
Registrant's telephone number,
including area code

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ITEM 5.  OTHER EVENTS

     On December 21, 2000, Dr. E. Ted Prince, a member of the Board of Directors of the Registrant (the "Company") resigned from the board. Dr. Prince did not have any disagreement with the Company's operations, policies or practices.

     Annexed hereto as Exhibit 17.1 is the written resignation provided by Dr.
E. Ted Prince.

                                    EXHIBITS

     17.1 Letter to board regarding resignation by Dr. E. Ted Prince.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 28, 2000
       Westborough, MA


                                            INSCI-STATEMENTS.COM, CORP.


                                            By: /s/ Brian McQuesten
                                               ------------------------------
                                                    Brian McQuesten
                                                    Vice President of Finance